Forward-Looking Statements The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The forward-looking statements are subject to risks, uncertainties, and assumptions, including, but not limited to, competitive pressures and impacts, demand for our products, factors impacting procurement of import products, fluctuations in and the overall condition of the economy, timing and number of equity awards issued and the market value of such awards, inflation, consumer debt levels, factors impacting consumer spending and driving habits, conditions affecting new store development, weather conditions, and litigation and regulatory matters. The future results of the Company may vary from the results expressed in, or implied by, the following forward-looking statements, probably to a material degree. For discussion of some of the important factors that could cause the Company's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our periodic and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements. Earnings per share and other financial data are presented on a comparable basis.

COMPANY OVERVIEW Martin Fraser, President & COO

WHO IS CSK AUTO? Three Brand Names = One Fully Integrated Operating Format Founded in 1969 Founded in 1917 Founded in 1947 High Unaided Name Recognition

Dominant Auto Parts Retailer in Western U.S. Most attractive markets in the U.S. #1 market position in 23 out of 28 geographic markets based on store count As of August 1, 2004 - 1,123 Stores HI 10 MT 10 MN 57 WY 10 UT 41 AZ 107 NV 38 CO 68 NM 28 TX 14 ND 7 SD 4 WI 30 MI 1 Checker Auto Parts AK 11 OR 46 WA 143 ID 31 Schuck's Auto Supply CA 467 Kragen Auto Parts

Industry Overview Two Year forecasted growth(1): Do-It-Yourself ("DIY") growth: 7.3% Do-It-For-Me ("DIFM") growth: 8.6% Highly fragmented industry Industry is highly recession resilient Commercial Segment DIY Segment 62 36 DIFM Sales $72 Billion* DIY Sales $34 Billion (1) Source: AAIA 2004/2005 edition - pg 11. Growth from 2003 to 2005. $106 Billion in 2003** *Does not include labor **Does not include tire sales

Consolidation Provides Rational Competition Remaining players make up larger share of the market *Total Auto Parts Stores are for 1997 and 2002 respectively. Sources: U.S. Census Bureau; AAIA Factbook: 2004/2005, p. 59 Total Auto Parts Stores* 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 1997 1997 12% 88% Top 10 Retailers Rest of Industry 2004 25% 75% Top 5 Retailers Rest of Industry 42,519 35,590 2002 Total store count in the industry has decreased dramatically

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 U.S. Vehicle Production 12.6 11.8 12.4 14.2 15.7 14.9 15.1 15.7 15.5 16.1 17.7 15.9 16.7 Licensed Drivers 168 170 175 174.5 176.5 177.5 179.5 182 185 187.2 190.625 191 197.2 Production in Millions Source: JD Power-LMC, 3Q01; U.S. Office of Highway Policy Information; Automotive News. Industry Growth Engines Rising Number of Licensed Drivers Increasing Number of Vehicles 7 Years and Older Now In Sweet Spot Industry Has Entered "Sweet Spot" Licensed Drivers in Millions

Long-Term Industry Growth Drivers Increasing number of total registered vehicles Increasing population of licensed drivers Increasing average age of vehicles Increasing number of miles driven per vehicle Growing number of light trucks and SUVs More Dollars Spent on Automotive Maintenance and Repairs Increasing Customer Count Rising Average Ticket

Number of SUVs/Light Trucks Is Growing SUVs/Light Trucks (% of Light Vehicle Sales) Operating Costs (cents per mile) SUVs/Light Trucks Require Higher Repair and Maintenance Dollars Source: AAIA Factbook 2004/2005 edition - Page 35,41. 1991 2002 2003 East 0.341 0.506 0.532 Cars SUVs/Light Trucks East 0.115 0.135

Race on the Track - Never on the Street If you want to be a drag racer, take it to the track. In 2001, accidents from street racing up significantly NHRA and CSK team to educate youth on the dangers of drag racing on the street Teach the benefits of racing at licensed tracks in controlled conditions Funny car drivers Del Worsham and Phil Burkart join with local law enforcement and tour high schools in major markets

Proven Operating Strategy Established Commercial Program Broad Availability of Brand Name Products Superior Customer Experience Convenient Locations Innovative Merchandising Strategy Sophisticated In-Store and Distribution Systems Precision Pricing Strategy

Superior Customer Service Attractive and convenient stores Customer service is an integral part of CSK Auto's culture Greet the customer Respond to customer's needs Expedite the customer's transaction Ask the customer if you can be of further assistance Thank the customer

Innovative Merchandising Programs First to market High performance products High margin impulse items New garage category Play vehicle category Drive Comp Store Sales

Advertising & Marketing Print Motor Sports Baseball

Broad Availability of Brand Name Products Brakes Starters & Alternators Attractive Parts Mix Accessories Assortment Tools Filters Performance Chemicals

Profitable Commercial Business Leverages existing infrastructure investments Highly successful national account program Increasing market share Commercial Center Customer Direct To

Precision Pricing Strategy Central pricing department sets pricing at individual store level Competitive pricing by individual store competition 5% price beat guarantee reinforces customer confidence Flexible Pricing Strategy Enhances Margins and Profitability

Fully Automated Inventory System Greatest Number of Available Products for Our Customers Sku counts are approximate In Store 18,000 Skus On-Line Vendor Network 250,000 Skus Priority Parts Depots 65,000 Skus Next Day Parts 1,000,000 Skus Special Order Parts 3,000,000 Skus

Highly Efficient Delivery System AK HI CA OR WA MO ID MN WY UT AZ NV CO NM TX ND SD WI MI Network of strategically located priority parts depots Lowest warehouse and distribution costs in the industry Regional Distribution Centers Main Distribution Centers Priority Parts Depots

Customer Friendly and Efficient Store- Level Systems + Satellite-based, point-of-sale systems Investment in Systems Provides Significant Competitive Advantage = CSK Advantage + Comprehensive electronic parts catalog + On-line commercial signature capture + Kiosk systems for customer parts look-up

FINANCIAL OVERVIEW Don Watson, Sr. VP & CFO

Long-term Financing Now in Place New refinancing in January 2004 included: $400 million senior secured bank facility - minimal amortization until 2009 $225 million of 7% senior subordinated notes due 2014* Further reduction in interest rates Refinancing Increased Liquidity and Improved Profitability *$100 million of the $225 million subject to variable rate in connection with interest rate swap entered into in April 2004

Fiscal '01 Fiscal '02 Fiscal '03 6.5 7.6 8.3 Operating Margin Opportunities EBIT Margin (% of Sales) (1) Increasing Sales Base Improving Vendor Terms Better Acquisition Cost of Inventory Leveraging Fixed Cost Structure + + + EBIT Margin Opportunity of 30 - 50 bps Annually +180 bps (1) Adjusted for non-comparable items

Evolving Effect of Big Ticket Items Big ticket items earn more gross margin dollars and operating income per transaction compared to the regular retail ticket Data from Q2 2004

Comparable Store Sales Growth Approx 3% Operating Margin +30-50 bps annually Free Cash Flow +$75mm annually Targeted Operating Margins Adjusted for non-comparable items 2001 2002 2003 Wks 1-26 2003 Wks 1-26 2004 EPS 0.64 0.81 1.08 0.46 0.57 Avg. 29.9% annual growth Share Count (millions) 32.4 46.0 42.3 45.3 46.7

Accelerating Return on Capital Continue growing sales faster than inventory levels Inventory turns increasing through disciplined inventory management Extension of vendor payment terms Increase of accounts payable as a percent of inventory Increasing operating margins Gross profit margins Leverage of selling, general, and administrative costs Accelerating new store growth Approximately 45 new or relocated store openings in fiscal 2004 Company Goal to be the Low-Cost Operator

Improved Capitalization Change in value reflects the FMV of a related interest rate swap entered into April 2004 These notes were sold at an original-issue discount. The increase reflects accretion of that discount and the FMV of a related interest rate swap entered into in February 2002 "Other" based upon mortgage debt of $2.9 million, which is classified as Other Liabilities in the Company's fiscal 2003 Form 10-K Stock price as of quarter-end date as noted in column headings ($ in Millions) Bank Debt 7% Senior Sub. Notes 11% Senior Sub. Notes 12% Senior Notes (2) (4) As of 2/3/02 $227.0 0.0 81.3 275.4 As of 2/2/03 $202.0 0.0 9.5 281.1 As of 2/1/04 $255.0 225.0 0.0 15.0 8/3/03 $200.0 0.0 0.0 282.4 8/1/04 $253.7 Total Net Debt $654.8 $512.9 $486.3 $481.1 $460.1 Total Capitalization $971.6 $977.2 $1,430.7 $1,183.6 $1,131.8 Total Debt/Capitalization 69.1% 54.1% 36.6% 43.7% 44.6% 216.4 0.0 7% Convertible Sub. Debentures 49.1 0.0 0.0 0.0 0.0 15.0 Capital Leases & Other (3) 38.1 35.8 28.5 34.7 19.6 Market Capitalization $300.7 $448.8 $907.2 $666.5 $627.1 Cash Balance ($16.1) ($15.5) ($37.2) ($36.0) ($44.6) Subtotal Debt $670.9 $528.4 $523.5 $517.1 $504.7 (1)

1998 1999 2000 2001 2002 2003 East 1004 1231 1452 1439 1507 1578 West Positive Sales Growth Over Last Five Years Consistent Sales Growth Comp Sales Growth 19% 23% 16% 1% 5% 5% 2% 4% 2% 1% 7% 6% ($ in Millions) Compounded Annual Growth Rate of 9.5% $1,426 Fifty third week was $26.0 million

1998 1999 2000 2001 2002 2003 Wks 1-26 2003 Wks 1-26 2004 Net Income 103.9 148.9 156.9 20.7 34.1 49.4 21 26.8 Net Income Growth ($ in Millions) Adjusted for non-comparable items 27.6% Annual Growth 54.9% Average Growth

2001 2003 Q2 '04 Total Net Debt 654.8 486.4 460.1 Company Focus on Reducing Net Debt Reduced Net Debt by $194.7 Million in the Last Two-and-a-Half Years ($ in Millions) 29.7% Reduction

Summary Historical Performance Excluding non-comparable items ($ in Millions) 2001 2002 Sales $1,438.6 $1,506.6 % Comp Store Growth 1% 7% Gross Profit $671.1 $700.2 % of Sales 46.6% 46.5% EBITDA $131.0 $150.2 % Margin 9.1% 10.0% EBITDAR $248.0 $265.2 % Margin 17.2% 17.6% Net Income $20.7 $34.1 Earnings Per Share $0.64 $0.81 EBIT (Operating Margin) $93.1 $114.6 % Margin 6.5% 7.6% 2003 $1,578.1 6% $748.2 47.4% $165.1 10.5% $279.5 17.7% $49.4 $1.08 $130.9 8.3% Wks 1-26 2003 $796.0 4.0% $368.7 46.3% $78.7 9.9% $135.9 17.1% $21.0 $0.46 $61.4 7.7% Wks 1-26 2004 $806.1 1.1% $379.9 47.1% $75.8 9.4% $133.4 16.6% $26.8 $0.57 $59.8 7.4%

Key Statistics $94 million improvement in free cash flow ($ in Millions) Adjusted for non-comparable items 1% 3% 0% 3% 1% Inventory (FIFO) Operating Cash Flow (adj.) Capital Expenditures Free Cash Flow (adj.) Sales Growth Inventory (FIFO) Growth 2001 $527.6 $(7.9) ($12.2) $(20.1) 1% 2002 $544.9 $40.3 ($9.6) $30.7 5% 2003 $545.6 $90.5 ($16.1) $74.4 5% Wks 1-26 2003 $568.6 $45.9 ($4.8) $41.1 3% Wks 1-26 2004 $572.3 $52.4 ($12.8) $39.6 1%

Investment Highlights Dominant auto parts aftermarket retailer in the Western U.S. Industry fundamentals very strong Innovative and industry-leading merchandising strategy Financial highlights: $194.7 million debt reduction in the last two years Generated $74.4 million free cash flow in 2003 Increased earnings per share from $0.81 in 2002 to $1.08 in 2003 - a 33% increase

Strong Corporate Governance Practices Institutional Shareholder Services, Which Ranks Companies' Corporate Governance Practices, Ranks CSK Auto as a Leader in the Russell 3000 Index and CSK's Retailing Industry Group Board of Directors Composed of a Majority of Independent Directors Board Committees Composed Solely of Independent Directors Corporate Governance Guidelines, Policies, and Practices Reflect Best Standards of Corporate Governance See www.cskauto.com , "Investor Relations" for additional information concerning the Company's corporate governance.

Reconciliation of EBITDA and Net Income Without Comparable Items to GAAP Net Income

Reconciliation of Cash Flows ($ in Millions)

This presentation is available at our website www.cskauto.com Click "Investors," then "Presentations"